UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 26, 2008
Burlington Coat Factory Investments Holdings, Inc. (Exact Name of Registrant As Specified In Charter)
Delaware (State or Other Jurisdiction of Incorporation)	333-137917 (Commission File Number)	20-4663833 (IRS Employer Identification No.)
1830 Route 130 North Burlington, New Jersey 08016 (Address of Principal Executive Offices, including Zip Code)
(609) 387-7800 (Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01.	Financial Statements and Exhibits.

SIGNATURE

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Marc Katz has been appointed as the Executive Vice President and Chief Accounting Officer of Burlington Coat Factory Warehouse Corporation (the “Company”), a wholly-owned subsidiary of Burlington Coat Factory Investments Holdings, Inc. (“Holdings”), effective July 9, 2008 (the “Commencement Date”).  Prior to joining the Company, Mr. Katz, age 43, served as Executive Vice President and Chief Financial Officer of A.C. Moore Arts & Crafts, Inc., a specialty retailer of arts, crafts and floral merchandise, from September 2006 to June 27, 2008.  From May 2003 to September 2006, Mr. Katz was Senior Vice President and Chief Information Officer of Foot Locker, Inc., a specialty retailer of athletic footwear, apparel and related items.  Mr. Katz served as Vice President and Chief Information Officer of Foot Locker from July 2002 to May 2003.  From 1997 to 2002, Mr. Katz served in the following capacities at the financial services center of Foot Locker: Vice President and Controller from July 2001 to July 2002; Controller from December 1999 to July 2001; Retail Controller from October 1997 to December 1999; and Director of Inventory Control from June 1997 to October 1997. Prior to his employment with Foot Locker, Mr. Katz served for eight years in various financial positions at The May Department Stores Company, an operator of department store chains.

Mr. Katz will serve as the Company’s Executive Vice President and Chief Accounting Officer until his successor is duly elected and qualified. Mr. Katz has no family relationship with any executive officer or director of the Company, and there are no transactions in which Mr. Katz has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Katz’s employment is governed by an employment agreement entered into on June 26, 2008 by and between the Company and Mr. Katz (the “Katz Agreement”), a copy of which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.  The Katz Agreement provides for an initial term of one year and automatically renews for successive one year terms on each anniversary of the Commencement Date unless the Company gives notice of non-extension ninety days prior to such anniversary.  The Katz Agreement further provides for a minimum annual base salary of $400,000, which base salary may be increased at the discretion of the Company’s board of directors (the “Board”) or a committee or appointee thereof, as well as a repair bonus in the amount of $300,000 to recompense Mr. Katz for bonuses from his prior employer which are being forfeited by reason of Mr. Katz’s employment with the Company (the “Forfeiture Repair Bonus”).  The Forfeiture Repair Bonus is payable in two installments: the first installment of $100,000 shall be payable within thirty days after the Commencement Date and the second and final installment of $200,000 shall be payable three months after the Commencement Date.  In the event Mr. Katz’s employment with the Company is terminated either voluntarily by Mr. Katz (other than for good reason, as defined in the Katz Agreement) or for cause (as defined in the Katz Agreement) by the Company within eighteen months after the date on which Mr. Katz receives an installment of the Forfeiture Repair Bonus, Mr. Katz shall immediately repay such installment to the Company.

The Katz Agreement also provides that Mr. Katz is eligible to participate in the Company’s Senior Management Bonus Plan, with a target annual bonus of 50% of Mr. Katz’s base salary (the “Target Bonus”).  If he remains continuously employed by the Company through the date of payment thereof (which shall be at the same time as bonus payments are made to other participants in the Company’s Senior Management Bonus Plan but not later than August 31, 2009), the Company shall pay Mr. Katz a bonus in the amount of $200,000 for the Company’s fiscal year ending May 30, 2009 in lieu of direct participation in the Senior Management Bonus Plan for such fiscal year.  For the Company’s fiscal years ending after May 30, 2009, Mr. Katz will participate in the Company’s Senior Management Bonus Plan to the same extent as other members of senior management at a comparable level of the Company and with the Target Bonus, provided that so long as he remains continuously employed by the Company through the payment date thereof, Mr. Katz’s bonus under such bonus plan for the Company’s fiscal year ending May 29, 2010 shall not be less than $80,000.

Pursuant to the Katz Agreement, Mr. Katz is entitled to the use of an automobile with an approximate value of $35,000.  Further, Mr. Katz is eligible to participate in the Company's medical benefit and retirement plans, and is subject to the Company's policies with respect to business expense reimbursement, on the same basis as other senior executives.  The Katz Agreement also provides that Mr. Katz will be subject to a covenant not to compete and a covenant not to solicit employees, customers, suppliers, licensee, service providers or any other business relation of the Company at all times while employed and for up to one year after his termination of employment, and a covenant not to disclose confidential information during the employment term and at all times thereafter.

Upon commencement of employment, Mr. Katz will receive a grant options to purchase up to 10,000 units of the securities of Holdings.

(d)

On June 27, 2008, the Company entered into an amendment (the “Amendment”) to that certain employment agreement dated August 16, 2007 between the Company and  Todd Weyhrich, the Company’s Chief Financial Officer (the “Weyhrich Agreement”).  Pursuant to the Amendment, the Weyhrich Agreement has been modified such that, among other things:

• Mr. Weyhrich’s minimum annual base salary has been increased from $350,000 to $450,000 retroactive to November 3, 2007;

•
Mr. Weyhrich shall receive a bonus of not less than $212,000 (increased from $140,000), such bonus in lieu of direct participation in the Company’s Senior Management Bonus Plan (the “Plan”) for the first year of employment and payable at the same time bonuses are payable to other senior management under the Plan for the Company’s fiscal year ending May 31, 2008 but in no event later than June 30, 2008.  For each fiscal year thereafter, Mr. Weyhrich will participate in the Plan to the same extent as other members of senior management at a comparable level of the Company and with a target bonus not less than 50% of the base salary paid to Mr. Weyhrich for the fiscal year of the Company to which the bonus relates

•
In connection with relocating his personal residence (the “Relocation”), Mr. Weyhrich will be reimbursed in an amount (the “Home Loss Protection Amount”) equal to the lesser  of (i) the difference between the selling price of his prior personal residence and the purchase price thereof, and (ii) $175,000 (increased from $75,000); and

•
The provision in the Weyhrich Agreement prohibiting reimbursement of expenses relating to the Relocation including, without limitation, the Home Loss Protection Amount, prior to August 21, 2008 has been removed.

A copy of the Amendment is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

10.1	Employment Agreement by and between Burlington Coat Factory Warehouse Corporation and Marc Katz dated June 26, 2008
10.2	First Amendment to Employment Agreement by and between Burlington Coat Factory Warehouse Corporation and Todd Weyhrich dated June 27, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC.

/s/ Paul C. Tang
Paul C. Tang Executive Vice President

Date: June 27, 2008

EXHIBIT INDEX

Exhibit No.                           Description

10.1	Employment Agreement by and between Burlington Coat Factory Warehouse Corporation and Marc Katz dated June 26, 2008
10.2	First Amendment to Employment Agreement by and between Burlington Coat Factory Warehouse Corporation and Todd Weyhrich dated June 27, 2008